UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2009

Victory Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33419	20-8218483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 West Broadway, PMB 402, Jackson, Wyoming	83001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (307) 734-2645

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

VICTORY ACQUISTION CORP. (“VICTORY”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS REGARDING ITS ACQUISITION OF TOUCHTUNES CORPORATION (“TOUCHTUNES”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K OF VICTORY DATED MARCH 23, 2009, AS AMENDED. SUCH CURRENT REPORT AND THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS ATTACHED THERETO AND HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

STOCKHOLDERS OF VICTORY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ VICTORY’S DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH VICTORY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THIS PROXY STATEMENT/PROSPECTUS CONTAINS IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ VICTORY’S FINAL PROSPECTUS, DATED APRIL 24, 2007, ISSUED IN CONNECTION WITH VICTORY’S INITIAL PUBLIC OFFERING FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE VICTORY OFFICERS AND DIRECTORS AND OF CITIGROUP AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WAS MAILED TO VICTORY STOCKHOLDERS AS OF APRIL 7, 2009, THE RECORD DATE ESTABLISHED FOR VOTING ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: VICTORY ACQUISTION CORP., 970 WEST BROADWAY, PMB 402, JACKSON, WYOMING 83001. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

Item 8.01.	Other Events.

As previously disclosed, Victory Acquisition Corp. (“Victory”) and TouchTunes Corporation (“TouchTunes”) have entered into a merger agreement pursuant to which TouchTunes will become a wholly-owned subsidiary of Victory following approval of the merger by Victory’s stockholders (the “Merger”).

On April 22, 2009, Victory issued a press release announcing certain information relating to the Merger and Victory’s special meeting of stockholders. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description
99.1	Press release, dated April 22, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2009

VICTORY ACQUISITION CORP.

By:	/s/ Jonathan J. Ledecky
Jonathan J. Ledecky
President